AFL - CIO WESTERN DISTRICT COUNCIL December 5, 2024 Carville Park, Reno, NV

Chris Coleman Chairman, AFL - CIO Housing Investment Trust President and CEO, Twin Cities Habitat for Humanity Former Mayor, St. Paul, Minnesota 1

 $6.9 billion in assets  Opened doors in 1984  Created by the AFL - CIO Executive Council in 1965 led by President George Meany  Established to encourage and assist development of lower income housing while creating employment for the construction trades  Affordable housing creation and preservation  Union construction jobs creation – 100% union labor requirement  Provide financing for the development of affordable housing projects  Competitive fixed income returns [Project Name] [Project City, State] SUMMARY OF THE HIT 2 As of September 30 , 2024 Hale Moiliili Honolulu, HI

HIT’s Long History of Impact Investing 130,339 239,226 209.4 Million $20.4 Billion $48.0 Billion $22.4 Billion $11.1 Billion 615 housing and healthcare units, with 67% affordable housing total jobs generated across communities hours of on - site union construction work created in personal income, including wages and benefits with $10.5 Billion for construction workers in total economic benefits in total development cost in HIT Investment, including New Markets Tax Credit (NMTC) allocations Projects Nationwide Economic Impact of Investments* (1984 - present) *Source: Pinnacle Economics, Inc., and HIT. Job and economic impacts provided are estimates calculated using IMPLAN, an input - ou tput model based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data current as of September 30, 2024. Economic impact data is i n 2 023 dollars and all other figures are nominal. Union Tower National City, CA 3

PROJECTS CURRENTLY UNDER CONSTRUCTION A S OF OCTOBER 31, 2024 Projects 40 Cities represented across 12 states 25 Housing units, with 57% affordable housing 6,256 Invested or allocated $1.1 B in total development cost $3.3 B in total economic impacts $6.8 B Hours of on - site union construction work created 25.5 M *Source : Pinnacle Economics, Inc . , and HIT . Job and economic impacts provided are estimates calculated using IMPLAN, an input - output model based on HIT and HIT subsidiary Building America CDE, Inc . project data . Data current as of October 31 , 2024 . Economic impact data is in 20 23 dollars and all other figures are nominal . 4

Carville Park Apartments, Reno, NV  Originally developed in 1979 by the Northern Nevada BCTC Dev. Corp (“NNDC”)  a nonprofit affiliate of the Building and Construction Trades Council of Northern Nevada  First development to be awarded funds from the Nevada State Infrastructure Bank’s Affordable Housing Revolving Account  requires that the developer demonstrates a long - term commitment to hiring local residents and using apprentices in apprenticeship programs, among other things  Designed to be 100% electric and to meet the Energy Star Multifamily New Construction National program requirements. 5 HIT Investment $22.1 M Total Development Cost $65.8 M Housing Units (100% affordable) 209

Granada Senior Apartments San Antonio, TX WHAT HIT OFFERS Impact Investing Investments that align with unions’ interests and positively impact members Fixed Income HIT can generate attractive yields relative to other fixed income opportunities Rental Housing and Jobs More housing and more jobs 6

www.aflcio - hit.com AFL - CIO Housing Investment Trust 1227 25 th Street, NW, Suite 500 Washington, DC 20037 (202) 331 - 8055 Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing . Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www . aflcio - hit . com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202 - 331 - 8055 . Investors should read the current prospectus carefully before investing . This document contains forecasts, estimates, opinions, and/or other information that is subjective . Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate . There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn . It should not be considered as investment advice or as a recommendation of any kind . ^ Bloomberg Index Services Limited . BLOOMBERG® is a trademark and service mark of Bloomberg Finance L . P . and its affiliates (collectively “Bloomberg”) . Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices . Bloomberg does not approve or endorse this material or guarantee the accuracy or completeness of any information herein, nor does Bloomberg make any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, Bloomberg shall not have any liability or responsibility for injury or damages arising in connection therewith . 7